Supplement Dated August 28, 2015
To The Prospectus Dated April 27, 2015

JNL Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Approval of Certain Fundamental Policy and Investment Strategy Changes for the JNL/WMC Money Market Fund

On August 18-19, 2015, the Board of Trustees (the "Board") of the JNL Series Trust approved the transition of the JNL/WMC Money Market Fund (the "Fund") to a government money market fund.  The conversion of the Fund to a government money market fund requires certain fundamental policy and investment strategy changes (the "Changes") that are subject to shareholder approval.  Shareholders will be asked to consider and vote on the Changes at a special meeting of shareholders expected to be held on November 6, 2015.  If approved, it is anticipated that the Changes will become effective on or around September 19, 2016.   No assurance can be given that the Changes will be approved by shareholders.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or any Fund of the Trust, nor is it a solicitation of any proxy.  For more information regarding the Funds, or to receive a free copy of a proxy statement relating to the proposals discussed above, please contact us at prospectusrequest@jackson.com.  The proxy statement will also be available for free on the SEC's web site (www.sec.gov).  Please read the proxy statement carefully before making any investment decisions.

This Supplement is dated August 28, 2015.